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                                                                    Exhibit 10.2


                      ADDENDUM TO ASSET PURCHASE AGREEMENT

         This Addendum to Asset Purchase Agreement, dated March 13, 2001 ("Addendum"), amends that certain Asset Purchase Agreement dated November 9, 2000, by and between INTERNATIONAL CHURCH OF THE FOURSQUARE GOSPEL, a California nonprofit religious corporation ("SELLER"), and SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation ("PURCHASER") ("Purchase Agreement").

                                   WITNESSETH:

         WHEREAS, Seller and Purchaser have this 13th day of March, 2001, entered into two (2) Time Brokerage Agreements; one involving radio station KSFG
(FM) ("TBA") and a separate agreement involving radio stations KMJR (FM) and KNJR (FM) ("93.5 TBA"); and

         WHEREAS, Seller and Purchaser have agreed to amend the Purchase Agreement to reflect the agreements set forth in the TBAs as more particularly described below.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained the parties agree as follows:

         1. Article I (Defined Terms) is amended to include, at page 4, the following definition of "TBA":

                  "That certain Time Brokerage Agreement, dated March 13, 2001, by and between International Church of the Foursquare Gospel as Licensee ("ICFG") and Spanish Broadcasting System, Inc. as Broker ("SBS")."

         2. Article I (Defined Terms) is amended to include, at page 4, the following definition of "93.5 TBA":

                  "That certain 93.5 Time Brokerage Agreement, dated March 13, 2001, by and between International Church of the Foursquare Gospel as Broker ("ICFG") and Spanish Broadcasting System SouthWest, Inc. as Licensee ("SBS-SW")."

         3. Sections 2.04(a) and (b) are hereby amended to include the following additional provision:

                  "Should the FCC dismiss the assignment application granted January 11, 2001 (File No. BALH-20001109AAS) ("Assignment Application") assigning Station from Seller to Purchaser, Seller and Purchaser agree to refile the subject Assignment Application within five (5) business days and to follow the steps and procedures set out at Section 2.04(1) to obtain the requisite FCC approval. Further, if required by applicable law, Seller and Purchaser shall make any further necessary filings under the HSR Act pursuant to the terms set forth in
                  Section 2.04(2)."

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         4.       Section 2.05 is hereby amended to include the following
                  provision:

                  "Except as specified in paragraph (d) of Attachment 1 to the TBA, any payments made pursuant to the TBA will be credited against the Purchase Price. Any and all fees required by said filings shall be paid by Purchaser."

         5. Section 2.06 is hereby amended to include the following provision:

                  "Further, upon the execution of the TBA, the Earnest Money Deposit will be released to and paid over to Seller. All interest earned on the Earnest Money Deposit shall be released to and paid over to Purchaser."

         6. The closing provision provided for in Section 3.01 is hereby deleted in its entirety and is hereby replaced by the following provision:

                  "Subject to the terms of this Agreement and the TBA, and subject to the consent of the FCC, the purchase of the Assets and the assumption of the Assumed Liabilities contemplated by the Agreement shall take place at the offices of Kaye Scholer LLP, 1999 Avenue of the Americas, Los Angeles, California, at such time as Seller and Purchaser may mutually agree upon in writing, on or before the expiration of the TBA on March 13, 2002, or December 31, 2002, if Purchaser elects to extend the TBA for a second term as provided for in the TBA."

         7.       Section 6.06 is amended to include the following:

                  "Notwithstanding anything above to the contrary, should the FCC dismiss the Assignment Application during the time in which the TBA is in effect, the parties agree to resubmit the Assignment Application and proceed as provided for hereinabove."

         8. Section 8.01 is amended to include a subsection (f) to read as follows:

                  "Seller shall have the right to terminate in the event of any material uncured breach by Purchaser or SBS-SW of their obligations under the TBA or the 93.5 TBA."

                            [signature page follows]


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         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed as of the date first above written by their respective officers thereunto duly authorized.

                                 "SELLER"
                                 INTERNATIONAL CHURCH OF THE
                                 FOURSQUARE GOSPEL


                                 By: /s/ Brent Morgan
                                     -----------------------------------------
                                     Name: Brent R. Morgan
                                     Title: Treasurer

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 "PURCHASER"
                                 SPANISH BROADCASTING SYSTEM, INC.


                                 By: /s/ Raul Alarcon, Jr.
                                     -----------------------------------------
                                     Raul Alarcon, Jr.,
                                     Chairman of the Board, Chief Executive
                                     Officer and President


                                 By: /s/ Joseph A. Garcia
                                     -----------------------------------------
                                     Name:Joseph A. Garcia
                                     Title:Chief Financial Officer, Executive
                                     Vice President and Secretary